Exhibit 99.1
Lehman Brothers CEO Energy/ Power Conference September 6, 2007

Disclosure The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. The use of words such as "may", "might", "should", "will", "expect", "plan", "anticipate", "believe", "estimate", "project", "intend", "future", "potential" or "continue", and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include those discussed in the Company's most recent Form 10-K, Prospectus and other recent filings with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes certain non-GAAP financial measures as defined in the Securities and Exchange Commission's Regulation G. More information on these non-GAAP financial measures, including adjusted EBITDA, and the required reconciliations under Regulation G are set forth in the Appendix to this presentation. Adjusted EBITDA, as shown in this presentation and the Appendix, represents earnings before interest, taxes, depreciation and amortization, plus or minus adjustments computed on the same basis as disclosed in the Company's Prospectus dated June 6, 2007. LTM 6/30/07 represents the last twelve months ended June 30, 2007.

SECTION 1 Company Overview Sam Thomas Chairman, Chief Executive Officer and President

U.S. Europe Asia Americas (Non-U.S.) RoW % Revenue 0.48 0.22 0.16 0.06 0.1 General Industrial Energy BioMedical % Revenue 0.3 0.56 0.14 Energy industry is the largest end-user of the Company's products #1 or #2 in all primary markets served Global operations with 12 manufacturing facilities and approximately 2,700 employees $607 million of sales, $101 million of adjusted EBITDA LTM 6/30/07 Company Overview Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon and industrial gas markets Asia 16% U.S. 46% Americas (Non-US) 6% RoW 10% Europe 22% LTM 6/30/07 Sales by End-User Energy 56% BioMedical 14% General Industrial 30% LTM 6/30/07 Sales by Region

VIP for LNG and Vacuum Systems Heat Exchangers Cold Boxes % Revenue 12 67 21 Heat Exchanger Cold Box Production Heat Exchangers 67% LNG VIP and Vacuum Systems 12% Process Systems / Cold Boxes 21% LTM 6/30/07 Sales by Product Highlights Leading provider of heat exchangers and cold boxes critical to LNG, IGCC and natural gas processing markets Separation, liquefaction and purification of hydrocarbon and industrial gases Low-cost provider Leading market positions domestically and internationally One of three global suppliers of mission-critical LNG and LNG liquefaction equipment E&C Segment Overview Selected Products

Bulk Storage Systems Packaged Gas Systems VIP, Systems and Components Parts Repair and Onsite Service Beverage Liquid CO2 LNG Vehicle Fuel Systems % Revenue 0.51 0.27 0.04 0.07 0.07 0.04 LTM 6/30/07 Sales by Product Highlights 40% of segment sales derived from products used in energy applications; 53% of segment sales are outside of North America Low-cost manufacturing strategically located near growing end markets Positioned to capitalize on strong expected growth in Asia and Eastern Europe Continued investment in key global manufacturing facilities Bulk MicroBulk Distribution Storage Bulk Storage Systems 51% Packaged Gas Systems 27% VIP, Systems and Components 4% Parts, Repair and On-Site Service 7% Beverage Liquid CO2 Systems 7% LNG Terminals and Vehicle Fuel Systems 4% D&S Segment Overview Selected Products Satellite LNG Storage

BioMedical Segment Overview LTM 6/30/07 Sales by Product Highlights Strong expected growth in respiratory therapy and biomedical research, led by international markets End markets include: Home healthcare and nursing home Biotechnology and biosecurity Animal breeding Respiratory Therapy Systems Biological Storage Systems MRI & Other % Revenue 0.42 0.43 0.15 Portable Oxygen Lab Storage Stainless Steel Freezer End-Use Consumption Respiratory Therapy Systems 42% MRI and Other 15% Biological Storage Systems 43% Selected Products

SECTION 2 Chart Investment Highlights Sam Thomas Chairman, Chief Executive Officer and President

Summary Investment Highlights Strong and growing end markets Infrastructure spend of $250 billion expected over next 30 years LNG liquefaction capacity expected to grow 15% annually Well positioned in areas of strong economic growth The Market Leader Leading market position in all segments Significant sustainable competitive advantages Successful execution of business plan Significant project wins West Africa and Southeast Asia LNG projects in excess of $140 million Substantial increase in backlog - up almost 8.5X since 2003 Successfully launched proprietary products in multiple global markets MicroBulk in Western Europe and China Strong track record of maximizing operating efficiencies and growth 27% Sales compound annual growth rate ("CAGR") since 2003 35% Adjusted EBITDA CAGR since 2003 Attractive Valuation Share price increase of over 70% since IPO, but valuation remains at a discount to peers (or companies that sell engineered equipment to the energy and industrial gas markets)

Positive Energy Market Fundamentals Sources: "LNG World Energy Outlook" May 19-20, 2005 International Energy Agency Presentation; BP Statistical Review; Energy Information Administration Chart is well-positioned to capitalize on the strong demand for energy and the increasing use of natural gas and LNG Natural gas is the hydrocarbon of choice and is expected to experience faster growth than all other fossil fuels Natural gas industry expected to invest approximately $250Bn in LNG facilities over the next 30 years LNG liquefaction is Chart's largest potential end market, with global capacity projected to increase over 15% per annum Projected Global Natural Gas Consumption Asia Middle East 1980 53 90 40 1990 73 90 50 2002 92 2010 111 90 55 2015 128 100 60 2020 142 110 60 2025 156 100 90 Tn Cubic Feet Historical Projected Nuclear Power Other Renewables Coal Natural Gas Oil 1970 1980 1990 2010 2020 2030 Mtoe Hydro Power Natural Gas is the Growth Story in Energy

On-Site Gas Bulk Storage Systems Packaged Systems Market Size 26 25 49 On-Site Gas 26% On-Site Gas Bulk Storage Systems Packaged Systems Market Size 22 27 51 Strong Industrial Gas Market Industrial Gas Growth is Expected to be Robust, Significantly Exceeding GDP Growth Source: Spiritus Consulting Annual Report 2005 Industrial Gas Sales Growth by Region Americas Europe Asia, Africa, Middle East 2000 13608 10056.62501 10440.00714 34104.71655 2001 13944 10413.45001 10026.18571 34383.39182 2002 13430 11088.87696 10350.67143 34869.22039 2003 14949 13295.00196 11400.15 39644.0091 2004 16664 15222.55198 12638.23504 44524.77714 2005 18678 16192 13766 48636 2006E 19795 17300 15055 52150 2007E 21022 18513 16517 56052 2008E 22346 19848 18173 60367 2009E 23779 21318 20053 65150 2010E 25343 22943 22208 70494 Europe Asia, Africa, Middle East ($MM) Global: $49 billion North America: $16 billion Packaged Systems 51% On-Site Gas 22% Bulk Storage Systems 27% Packaged Systems 49% Bulk Storage Systems 25% '05-'10E CAGR = 7.8% '00-'05 CAGR = 7.4%

Satellite LNG Storage Leading Proprietary Technology and Designs Extend competitive advantage in use of proprietary vacuum insulation manufacturing technology Take advantage of leading proprietary technology and designs through new product development Brazed Aluminum Heat Exchangers Microbulk Air Cooled Heat Exchangers

Operating leverage allows substantial capacity expansion with minimal capex Global Manufacturing and Distribution Platform Manufacturing facilities are strategically located in low-cost countries and near centers of demand Corporate Energy & Chemicals Distribution & Storage BioMedical Total: Manufacturing: Europe Asia-Pacific 14 9 4 1 4 2 North America

Strong Sales Growth Combined With... BioMedical D&S E&C Total 2003 66.6 140.3 58.6 265.5 2004 73.3 162.6 69.6 305.6 2005 72.9 209.2 121.1 403.2 2006 78 268.303 190.673 537.45 LTM 6/30/07 85 305 217 607 D&S E&C ($MM) CAGR = 27% Drivers of Growth Significant exposure to global energy demand growth LNG / GTL / IGCC Natural gas processing / Petrochemical Well positioned in areas of rapid international growth Asia Eastern Europe Middle East Increasing healthcare and biological research expenditures / aging demographic Respiratory therapy Biological storage Organic and acquisition fueled growth New products Consolidating, fragmented industry

Strong Track Record of Successful Execution... Experienced management has delivered strong performance since 2003 250 combined years of related experience Management team has stake in the ownership and continued success of the Company Impressive growth 27% Sales and 35% Adjusted EBITDA CAGRs since 2003 Increased manufacturing capacity Demonstrated ability to grow the business 2003 35.478 2004 52.934 2005 70.025 2006 88.721 LTM 6/30/07 101 ($MM) CAGR = 35% Margin: 13% 17% 17% 17% 17% Adjusted EBITDA EBITDA

Large Backlog Provides High Sales Visibility 2003 2004 2005 2006 6/30/2007 BioMed 1.8 4.6 6.4 6.415 7 D&S 28 53.8 79.5 105.07 93 E&C 19.8 70.8 147.7 207.668 315 Total 49.6 129.2 233.6 319.153 415 ($MM) D&S E&C BioMed

10/1/2005 3/1/2006 6/1/2007 Net Debt 333.626 322.051 236 0 0 0 0 Leverage 5.098 4.107 2.3 117 124.146 281 (1) Leverage ratio defined as total debt less cash and equivalents divided by Adjusted EBITDA. Drivers of Growth ....Strong Cash Flow and Rapid Delevering Strong free cash flow generation Flexibility of growth capex Significant debt paydown Prepayable term debt provides an outlet for substantial cash flows Substantial liquidity 3/31/06 (Pre-IPO): $79 million 6/30/07: $129 million Shareholders' equity increased 2.4x since the acquisition in October 2005 Net Debt Leverage (1) Shareholders' Equity ($MM) Leverage Multiple (x)

SECTION 3 Conclusion Sam Thomas Chairman, Chief Executive Officer and President

At IPO Current 15 25.87 2005 2006 6/30/07 234 319 415 2005 2006 LTM 6/30/07 511 606 749 2005 2006 LTM 6/30/07 403 537 607 2005 2006 LTM 6/30/07 70 89 101 2005 2006 LTM 6/30/07 NM 0.99 1.14 Delivering on Commitments Since the IPO Financial Metrics Performance Sales ($MM) % Growth 33% 13% Adjusted EBITDA ($MM) % Growth 27% 13% 32% Pro Forma EPS (1) Orders ($MM) % Growth 19% 24% Backlog ($MM) % Growth 36% 30% Share Price +70% Notes: 1. Represents pro forma diluted EPS based on net income for 2006 and LTM 6/30/07 of $26.9 million and $31.2 million, respectively, and on 27.3 million shares after giving full effect to the shares issued in the July 2006 IPO and June 2007 secondary stock offering. 2. Closing price on August 28, 2007. (2)

Summary Investment Highlights Strong and growing end markets Infrastructure spend of $250 billion expected over next 30 years LNG liquefaction capacity expected to grow 15% annually Well positioned in areas of strong economic growth The Market Leader Leading market position in all segments Significant sustainable competitive advantages Successful execution of business plan Significant project wins West Africa and Southeast Asia LNG projects in excess of $140 million Substantial increase in backlog - up almost 8.5x since 2003 Successfully launched proprietary products in multiple global markets MicroBulk in Western Europe and China Strong track record of maximizing operating efficiencies and growth 27% Sales CAGR since 2003 35% Adjusted EBITDA CAGR since 2003 Attractive Valuation Share price increase of over 70% since IPO, but valuation remains at a discount to peers (or companies that sell engineered equipment to the energy and industrial gas markets) Chart represents a unique opportunity to capitalize on the strong growth of LNG and natural gas processing

SECTION 4 Appendix Reconciliation of Net Income to Adjusted EBITDA

Reconciliation of Net Income to Adjusted EBITDA In Millions Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, LTM 2003 2004 2005 2006 6/30/2007 Net income (loss) $ (7) $ 23 $ 8 $ 27 $ 31 Interest expense, net 12 5 10 25 25 Income tax expense 3 10 7 13 16 Depreciation and amortization 11 8 11 23 22 EBITDA $ 19 $ 46 $ 36 $ 88 $ 94 EBITDA $ 19 $ 46 $ 36 $ 88 $ 94 Stock-based compensation expense - 2 10 2 9 Inventory valuation charge 5 - 9 - - Acquisition expenses - - 7 - - In-process research and development charge - - 3 - - Hurricane and storm costs (recoveries) - - 1 (2) (3) Employee separation & plant closure costs and reorganization expenses 3 4 3 1 - Loss on sale of assets and other 8 1 1 - 1 Adjusted EBITDA $ 35 $ 53 $ 70 $ 89 $ 101 Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, plus or minus adjustments computed on the same basis as disclosed in the Company's Prospectus dated June 6, 2007. EBITDA and adjusted EBITDA are not intended to represent cash flow from operations as defined by U.S. GAAP and should not used to work as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and adjusted EBITDA are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.